Exhibit 16(a)

POWER OF ATTORNEY

The undersigned Bruce R. Bond, Susan J. Carter, Collette Chilton, Neil A. Cotty, Lena G. Goldberg, Robert M. Hernandez, Henry R. Keizer, Cynthia A. Montgomery, Donald C. Opatrny, Joseph P. Platt, Mark Stalnecker, Kenneth L. Urish, Claire A. Walton, Robert Fairbairn and John M. Perlowski, Directors/Trustees of BlackRock FundsSM, BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC, hereby authorize Benjamin Archibald, John M. Perlowski, Neal J. Andrews, Jay M. Fife, Jennifer McGovern, Scott Hilton and Janey Ahn, or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated (and not in such person’s personal individual capacity for personal financial or estate planning), the Registration Statement on Form N-14, filed for BlackRock FundsSM and/or BlackRock Focus Growth Fund, Inc. or any amendment thereto (including any pre-effective or post-effective amendments) for or on behalf of BlackRock FundsSM, BlackRock Focus Growth Fund, Inc. and Master Focus Growth LLC, or any current or future series thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

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IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 7th day of August, 2019.

Signature	Title	Signature	Title

/S/ BRUCE R. BOND	Director/	/S/ DONALD C. OPATRNY	Director/
Bruce R. Bond	Trustee	Donald C. Opatrny	Trustee

/S/ SUSAN J. CARTER	Director/	/S/ JOSEPH P. PLATT	Director/
Susan J. Carter	Trustee	Joseph P. Platt	Trustee

/S/ COLLETTE CHILTON	Director/	/S/ MARK STALNECKER	Director/
Collette Chilton	Trustee	Mark Stalnecker	Trustee

/S/ NEIL A. COTTY	Director/	/S/ KENNETH L. URISH	Director/
Neil A. Cotty	Trustee	Kenneth L. Urish	Trustee

/S/ LENA G. GOLDBERG	Director/	/S/ CLAIRE A. WALTON	Director/
Lena G. Goldberg	Trustee	Claire A. Walton	Trustee

/S/ ROBERT M. HERNANDEZ	Director/	/S/ ROBERT FAIRBAIRN	Director/
Robert M. Hernandez	Trustee	Robert Fairbairn	Trustee

/S/ HENRY R. KEIZER	Director/	/S/ JOHN M. PERLOWSKI	Director/
Henry R. Keizer	Trustee	John M. Perlowski	Trustee

/S/ CYNTHIA A. MONTGOMERY	Director/
Cynthia A. Montgomery	Trustee